UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

June 11, 2009
Date of report (Date of earliest event reported)

Wireless Ronin Technologies, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	1-33169	41-1967918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5929 Baker Road, Suite 475
Minnetonka, Minnesota 55345
(Address of principal executive offices, including zip code)

(952) 564-3500
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
     240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
     240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(e)           On June 11, 2009, our shareholders approved an amendment to our Amended and Restated 2006 Equity Incentive Plan to increase the total number of shares for which awards may be granted from 1,750,000 to 2,125,000 and to increase the maximum number of shares for which awards may be granted to any individual participant in any calendar year from 300,000 to 500,000.  The terms and conditions of such plan are set forth under the caption "Proposal No. 2 Amendment to Amended and Restated 2006 Equity Incentive Plan" in our Definitive Schedule 14A (Proxy Statement) filed with the Securities and Exchange Commission on April 29, 2009.  Such description, which is qualified in its entirety by reference to the Amended and Restated 2006 Equity Incentive Plan at Exhibit 10.1 to this report, is incorporated by reference in response to this Item 5.02.

   .

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2009	Wireless Ronin Technologies, Inc. By: /s/ Darin P. McAreavey Darin P. McAreavey Vice President and Chief Financial Officer

EXHIBIT INDEX
Exhibit
Number                                Description

10	Amended and Restated 2006 Equity Incentive Plan (incorporated by reference to our Definitive Schedule 14A (Proxy Statement), filed on April 29, 2009 (File No. 001-33169).